SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): March 17, 2006


                          GLOBETECH ENVIRONMENTAL, INC.
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               (Exact name of registrant as specified in Charter)


           Nevada                     0-27737                77-0454856
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(State or other jurisdiction of   (Commission File          (IRS Employer
incorporation or organization)          No.)              Identification No.)


                          #700-300 South Fourth Street
                             Las Vegas, Nevada 89101
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               (Address of Principal Executive Offices)(Zip Code)


                                 (403) 261-2929
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                            (Issuer Telephone number)



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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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

Item 1.01.  Entry into a Material Definitive Agreement.

On March 17, 2006, Globetech Environmental, Inc. ("Globetech") entered into an agreement with Hans-Eberhardt Frenzel ("Frenzel"), Helmut Goldner ("Goldner"), Goldner Umwelt & Hygienetechnik GmbH ("GUH"), and Logmed Technologie GmbH ("Logmed Technologie") pursuant to which Globetech agreed to purchase:

o for a purchase price of 406,000 Euro (approximately $486,000), from Frenzel and Goldner, 100% of the stock of Logmed Technologie;

o for a purchase price of 34,000 Euro (approximately $40,000), from Frenzel and Goldner, an operating Logmed hospital waste treatment machine (a "Logmed") and existing contract rights pursuant to which the Logmed unit is currently operated at the Halle clinic medical facility in Wittenberg, Germany; and

o for a purchase price of 660,000 Euro (approximately $790,000), from Goldner, a portfolio of patents constituting the underlying Logmed technology.

The  agreement  also  provides  that  Globetech  will  pay to GUH  400,000  Euro
(approximately $478,000) for annulment of an existing license agreement with Logmed and assignment to Logmed of the rights of GUH with respect to operating rights at the Halle clinic medical facility.

The aggregate sums payable by Globetech under the agreement, 1,500,000 Euro (approximately $1,795,000), are payable in instalments as follows:

o 50,000 Euro is credited for payments previously made by a third party on the request of Globetech;

o        150,000 Euro is due March 23, 2006;

o        500,002 Euro is due December 31, 2006;

o        434,000 Euro is due December 31, 2007; and

o        365,998 Euro is due December 31, 2008.

In addition to the instalments payable under the agreement, Globetech has agreed to pay to Goldner an ongoing fee with respect to each Logmed unit sold by Globetech in the amount of 10,000 Euro, and 25,000 Euro with respect to Logoil units sold by Globetech, with the fee terminating on the earlier of payment of an aggregate of 2,500,000 Euro or March 31, 2011; provided, however, that the term of the fee payment will be extended until March 31, 2014 with respect to units subject to purchase contracts or options in place at March 31, 2011 if delivery of units occurs on or before March 31, 2014. Where units are sold in instalments, the fee payable to Goldner is payable upon receipt of the first instalment. With respect to units operated or licensed by Globetech or its affiliates, Globetech will pay a fee per kilo or liter of material processed in lieu of the per unit fee.

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

Under the agreement, Globetech's directors will use reasonable efforts to cause a designee of Goldner and Frenzel to be elected to the board of directors of Globetech and Goldner will provide consulting services to Globetech for up to ten days per month for a fee of 3,250 Euro per month plus expenses.

The agreement also provides that patents relating to the Logoil technology will be licensed to Globetech by Goldner, and not sold, that Goldner will retain certain rights to exploit the Logoil technology and that Globetech will have the rights under its license to all improvements to the Logoil technology. Logmed is a patented technology that sterilizes medical and bio-hazardous waste through a process that includes shredding, heating and the application of pressure. Logmed machines are currently operating in several countries including Holland, Germany and France and have a substantial history of reliable performance. The foregoing is qualified in its entirety by reference to the Agreement filed herewith as
Exhibit 10.1.

Item 2.01.        Completion of Acquisition or Disposition of Assets.

On March 24, 2006, Globetech acquired 100% of the stock of Logmed Technologie along with the patent portfolio underlying the Logmed unit and an operating Logmed unit and contract relating to operation of the unit. At closing, Globetech paid 150,000 Euro out of a total purchase price of 1,500,000 Euro (of which 50,000 Euro was credited against prior payments) with the balance of the purchase price being payable in installments as described in Item 1.01 above.

Logmed and its affiliates developed and owned the manufacturing and marketing rights with respect to a patented technology, known as Logmed, that sterilizes medical and bio-hazardous waste through a process that includes shredding, heating and the application of pressure. On completion of the acquisition, Globetech, through Logmed or other subsidiaries, owns the exclusive worldwide rights to the underlying Logmed technology as well as the rights to manufacture and market the Logmed units and the ownership of an operating Logmed unit and contract pursuant to which that unit is operated. The principal assets acquired in the transaction are technology rights, consisting of patents, intangible rights relating to manufacturing and marketing and the operating Logmed unit and related contract.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In  connection   with  the   acquisition  of  Logmed   Technologie  and  related
transactions described in Items 1.01 and 2.01 above, Globetech has become obligated to pay 1,300,000 Euro on the terms described in Item 1.01.

See Items 1.01 and 2.01 above.







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

Item 9.01.  Financial Statements and Exhibits.

            (a)   Financial Statements of Business Acquired

                  The financial statements required to be filed pursuant to Item 9.01(a) of Form 8-K will be filed by amendment as soon as practicable, but in no event later than 71 days after the date this Current Report on Form 8-K is required to be filed.

            (b)   Pro forma Financial Information

                  The pro forma financial information required to be filed pursuant to Item 9.01(b) of Form 8-K will be filed by amendment as soon as practicable, but in no event later than 71 days after the date this Current Report on Form 8-K is required to be filed.

(c)      Exhibits

                  10.1     Agreement,  dated  as  of  March  17,  2006,  between
                           Globetech Environmental, Inc., Hans-Eberhardt Frenzel, Helmut Goldner, Goldner Umwelt & Hygienetechnik GmbH, and Logmed Technologie GmbH

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 GLOBETECH ENVIRONMENTAL, INC.

Dated:  March 27, 2006
                                      By:        _/s/___________________________
                                                 Theodor Hennig
                                                 Chief Financial Officer